                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Restricting Events

     3/25/99


Restricting Events
------------------

A) Average Cumulative Net Loss Ratio
          (a)       The Average Cumulative Net Loss Ratio exceeds 1.0% (yes/no)                                             no

                    Initial ADCB                                                                                      273,826,503.00
                                                                                                ADCB of
                                             ADCB of                                           Cumulative               Cumulative
                                           Cumulative                Cumulative            Defaulted Contracts           Net Loss
                                       Defaulted Contracts           Recoveries             net of Recoveries              Ratio
                                       -------------------          ------------           -------------------          ----------

                    2 months prior         2,578,804.66             1,202,423.33              1,376,381.33                 0.50%
                    1 month prior          2,578,804.66             1,421,371.59              1,157,433.07                 0.42%
                    Current                2,616,618.14             1,470,179.13              1,146,439.01                 0.42%
                                           ------------             ------------              ------------                 -----
                    Average                2,591,409.15             1,364,658.02              1,226,751.14                 0.45%

                    Annualized maximum Cumulative Net Loss Ratio                                                           1.00%
                    Average Cumulative Net Loss Ratio                                                                      0.45%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the
     Contract Pool as of the Initial Cutoff Date.



B) A Servicer Event has occurred and is continuing (yes/no)                                                                 no

C) An Event of Default has occurred and is continuing (yes/no)                                                              no

          (a)       failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)               no

          (b)       failure to pay the then outstanding principal amount of any Note, if any, on its                        no
                    related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                            no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. - Servicer

Monthly Report - Limitations
          3/25/99


Obligor Event Trigger Determination
-----------------------------------

    The current period is less than 16 months after the
       Closing Date (January 4, 1999) (yes/n/a)                             n/a

    If the current period is less than 16 months after the
       closing date, one of the top five Obligors, as of the
       Cut-Off Date, is a Defaulted Contract in this period (yes/no/n/a)    n/a

    The Obligor Event has been cured (yes, if any of
       following is yes/no, if each of following is
       no/n/a if not applicable)                                            n/a

       a) the Defaulted Contract has been replaced with an
          eligible Substitute Contract                                      n/a

       b) a Recovery has been received with respect to the
          Defaulted Contract and no further Recoveries are expected         n/a

       c) a Successor Servicer has been appointed                           n/a


An Obligor Event has occurred and is continuing                             n/a



10% Substitution Limit Calculation
----------------------------------

       ADCB as of the Cut-off Date:                              273,826,503.00

       Cumulative DCB of Substitute Contracts replacing
          Defaulted Contracts and Adjusted Contracts                       0.00

       Percentage of Substitute Contracts replacing
          Defaulted Contracts and Adjusted Contracts                       0.00%

       Percentage of Substitute Contracts replacing Defaulted
          Contracts and Adjusted Contracts exceeds 10% (yes/no)              no



5% Skipped Payment Limit Calculation
------------------------------------

       The percent of contracts with Skipped Payment modifications         0.18%

       The DCB exceeds 5% of the initial ADCB (yes/no)                       no

       Any Skipped Payments have been deferred later than 12 months
          prior to the Class B Maturity Date                                n/a



Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
-------------------------------

          (i)   The ADCB of all End-User Contracts with Obligors that
                are governmental entities or municipalities exceeds        0.00%
                1.13% of 0.00% the ADCB of the Contract Pool                 no

         (ii)   The ADCB of all End-User Contracts which finance,
                lease or are related to Software exceeds 3.88% of          1.16%
                the ADCB of the Contract Pool                                no

        (iii)   The ADCB of all End-User Contracts with Obligors
                who comprise the three largest Obligors
                (measured by ADCB as of the date of determination)         3.50%
                 exceeds 5.09% of the ADCB of the Contract Pool              no

         (iv)   The ADCB of all End-User Contracts with Obligors
                who comprise the 20 largest Obligors (measured by
                ADCB as of the date 15.20% of determination)              15.20
                exceeds 24.79% of the ADCB of the Contract Pool              no

          (v)   The ADCB of the End-User Contracts related to a
                single Vendor, or representing a Vendor Loan of
                such Vendor or affiliate thereof exceeds 23.01%           13.95%
                of the ADCB of the Contract Pool                             no

         (vi)   The ADCB of all End-User Contracts with Obligors
                thereof located in a single State of the United
                States exceeds 17.73% of the ADCB                          8.96%
                of the Contract Pool                                         no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Accounts

     3/25/99

                                                                                              Collection               Reserve
                                                                                                Account                  Fund
                                                                                                -------                  ----
Beginning Account Balance                                                                             0.00             2,738,265.00
Investment Earnings                                                                              28,827.49                11,035.25

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads         4,433,193.65
Add: Prepayment Amounts                                                                         685,346.71
Add: Recoveries                                                                                  48,807.54
Add: Investment Earnings                                                                         39,862.74               (11,035.25)
Add: Late Charges                                                                                 4,047.82
Add: Expired Lease Proceeds                                                                           0.00
Add: Servicer Advances                                                                                0.00



Available Amounts                                                                             5,211,258.46             2,738,265.00
-----------------


Payments on Distribution Date
-----------------------------

 (A)**  Indenture Trustee Fees (first in funds allocation during a Restricting Event                  0.00
          or an Event of Default)

  (A)   Unreimbursed Servicer Advances                                                                0.00

  (B)   Monthly Servicing Fee, due and accrued, including any amounts unpaid                     47,958.67

  (C)   Class A-1 Notes interest, due and accrued, including any amounts unpaid                       0.00

  (D)   Class A-2 Notes interest, due and accrued, including any amounts unpaid                 557,192.51

  (E)   Class B Notes interest, due and accrued, including any amounts unpaid                    24,290.75

  (F)   Class C Notes interest, due and accrued, including any amounts unpaid                    16,642.28

  (G)   Class D Notes interest, due and accrued, including any amounts unpaid                    20,266.17

  (H)   The Class A-1 Principal Payment Amount                                                        0.00

  (I)   The Class A-2 Principal Payment Amount                                                4,127,384.94

  (J)   The Class B Principal Payment Amount                                                    176,887.92

  (K)   The Class C Principal Payment Amount                                                    117,925.28

  (L)   The Class D Principal Payment Amount                                                    122,709.94

  (M)   Amounts required to meet the Reserve Fund Amount                                              0.00                     0.00

  (B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid                          0.00
        (applicable only if an Obligor Event has occurred and is continuing)

  (N)   Any excess to Certificateholders                                                              0.00

Distributions to Noteholders and Certificateholders                                           5,211,258.46

Ending balance of accounts                                                                            0.00             2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Schedules

     3/25/99

     A Restricting Event has occurred and is continuing (yes\no)                                                    no

     Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                      0.00


Unreimbursed Servicer Advances
------------------------------

     (i)     Current month Unreimbursed Servicer Advances                                                                0.00
     (ii)    Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                  0.00
     (iii)   Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                  0.00
     (iv)    Unreimbursed Servicer Advances distributed                                                                  0.00
             Unpaid Unreimbursed Servicer Advances (or arrearage)                                                        0.00



Servicing Fee Schedule
----------------------

     (i)    Servicing Fee Percentage                                                                                     0.50%
     (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                                   115,100,800.51
     (iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                 47,958.67
     (iv)   Servicing Fee accrued but not paid in prior periods                                                          0.00
     (v)    Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                     47,958.67
     (vi)   Monthly Servicing Fee distributed                                                                       47,958.67
            Servicing Fee accrued but not paid                                                                           0.00

Class A-1 Interest Schedule
---------------------------

            Opening Class A-1 principal balance                                                                          0.00
     (i)    Class A-1 Interest Rate                                                                                    5.7325%
     (ii)   Number of days in Accrual Period                                                                                0
            Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                      0.0000%
            Current Class A-1 interest due                                                                               0.00
            Prior Class A-1 interest arrearage                                                                           0.00
            Current Period Interest Shortfall                                                                            0.00

            Class A-1 interest distribution                                                                              0.00


Class A-2 Interest Schedule
---------------------------

            Opening Class A-2 principal balance                                                                104,637,091.47
            Class A-2 Interest Rate                                                                                    6.3900%
            Class A-2 Interest Rate x 30/360                                                                           0.5325%
            Current Class A-2 interest due                                                                         557,192.51
            Prior Class A-2 interest arrearage                                                                           0.00
            Current Period Interest Shortfall                                                                            0.00

            Class A-2 interest distribution                                                                        557,192.51


Class B Interest Schedule
-------------------------

            Opening Class B principal balance                                                                    4,484,446.73
            Class B Interest Rate                                                                                      6.5000%
            Class B Interest Rate x 30/360                                                                             0.5417%
            Current Class B interest due                                                                            24,290.75
            Prior Class B interest arrearage                                                                             0.00
            Current Period Interest Shortfall                                                                            0.00

            Class B interest distribution                                                                           24,290.75

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Schedules Continued

     3/25/99

Class C Interest Schedule
-------------------------

     Opening Class C principal balance                                                                               2,989,631.15
     Class C Interest Rate                                                                                                 6.6800%
     Class C Interest Rate x 30/360                                                                                        0.5567%
     Current Class C interest due                                                                                       16,642.28
     Prior Class C interest arrearage                                                                                        0.00
     Current Period Interest Shortfall                                                                                       0.00

     Class C interest distribution                                                                                      16,642.28


Class D Interest Schedule
-------------------------

            Opening Class D principal balance                                                                        3,187,339.34
            Class D  Interest Rate                                                                                         7.6300%
            Class D Interest Rate x 30/360                                                                                 0.6358%
            Current Class D interest due                                                                                20,266.17
            Prior Class D interest arrearage                                                                                 0.00
            Current Period Interest Shortfall                                                                                0.00

            Class D interest distribution                                                                               20,266.17

Class A-1 Principal Schedule
----------------------------
            Class A-1 Maturity Date                                                                                       9/25/98
     (i)    Opening Class A-1 principal balance                                                                              0.00
     (ii)   ADCB as of last day of second preceding Collection Period                                              115,100,800.51
     (iii)  ADCB as of last day of immediately preceding Collection Period                                         110,560,677.08
            Expected Class A-1 Payment ((ii) - (iii))                                                                4,540,123.43
     (iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                    0.00
            Class A-1 Principal Payment Amount (lesser of (i) or ((ii) - (iii)) + (iv))                                      0.00
            Class A-1 Principal Payment Amount distribution                                                                  0.00
                               Shortfall                                                                                     0.00

            Class A-1 Principal Balance after current distribution                                                           0.00


Class A-2 Principal Schedule
----------------------------

     (i)    Opening Class A-2 principal balance                                                                    104,637,091.47
     (ii)   Applicable Class A-2 Percentage                                                                                 90.91%
     (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                   110,560,677.08
     (iv)   Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                    100,509,706.53
     (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                       4,127,384.94
     (vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                               4,127,384.94

            Class A-2 Principal Payment Amount distributed                                                           4,127,384.94
                               Shortfall                                                                                     0.00

            Class A-2 principal balance after current distribution                                                 100,509,706.53

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Schedules Continued

     3/25/99

Class B Principal Schedule
--------------------------

     (i)    Opening Class B principal balance                                                                         4,484,446.73
     (ii)   Applicable Class B Percentage                                                                                     3.90%
     (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                    110,560,677.08
     (iv)   Current month targeted Class B principal balance ((ii) * (iii))                                           4,307,558.81
     (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                          176,887.92
     (vi)   Class B Principal Payment Amount (lesser of (i) or (v))                                                     176,887.92

            Class B Principal Payment Amount distributed                                                                176,887.92
                             Shortfall                                                                                        0.00

            Class B principal balance after current distribution                                                      4,307,558.81


Class C Principal Schedule
--------------------------

     (i)    Opening Class C principal balance                                                                         2,989,631.15
     (ii)   Applicable Class C Percentage                                                                                     2.60%
     (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                    110,560,677.08
     (iv)   Current month targeted Class C principal balance ((ii) * (iii))                                           2,871,705.87
     (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                          117,925.28
     (vi)   Class C Principal Payment Amount (lesser of (i) or (v))                                                     117,925.28

            Class C Principal Payment Amount distributed                                                                117,925.28
                             Shortfall                                                                                        0.00

            Class C principal balance after current distribution                                                      2,871,705.87


Class D Principal Schedule
--------------------------

     (i)    Opening Class D principal balance                                                                         3,187,339.34
     (ii)   Applicable Class D Percentage                                                                                     2.60%
     (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                    110,560,677.08
     (iv)   Current month targeted Class D principal balance ((ii) * (iii))                                           2,871,705.87
     (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                          315,633.47
     (vi)   Class D Principal Payment Amount (lesser of (i) or (v) )                                                    315,633.47

            Class D Principal Payment Amount distributed                                                                122,709.94
                             Shortfall                                                                                  192,923.53

            Class D principal balance after current distribution                                                      3,064,629.40


Reserve Fund Schedule
---------------------

            Prior month Reserve Fund balance                                                                          2,738,265.00
            Initial ADCB                                                                                            273,826,503.00
            Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                       2,738,265.00
                            (ii) outstanding principal of the Notes)
            Current period draw on Reserve Fund                                                                               0.00
            Required deposit to Reserve Fund                                                                                  0.00
            Actual deposit to Reserve Fund                                                                                    0.00
            Interest Earned on Reserve Account                                                                           11,035.25
            Deposit to Certificateholder                                                                                      0.00
            Ending Reserve Fund balance                                                                               2,738,265.00

            Ending Reserve Fund balance as a percentage of ADCB                                                               2.48%


Servicing Fee Schedule
----------------------

            Servicing Fee during an Obligor Event                                                                             0.00
            Servicing Fee paid                                                                                                0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Note Factors

     3/25/99

               CUSIP # 423327AA3
     Class A-1
     ---------
     Class A-1 principal balance                                           0.00
     Initial Class A-1 principal balance                          62,980,096.00

     Note factor                                                    0.000000000



               CUSIP # 423327AB1
     Class A-2
     ---------
     Class A-2 principal balance                                 100,509,706.53
     Initial Class A-2 principal balance                         191,678,552.00

     Note factor                                                    0.524365953



               CUSIP # 423327AC9
     Class B
     -------
     Class B principal balance                                     4,307,558.81
     initial Class B principal balance                             8,214,795.00

     Note factor                                                    0.524365953



               CUSIP # 423327AD7
     Class C
     -------
     Class C principal balance                                     2,871,705.87
     Initial Class C principal balance                             5,476,530.00

     Note factor                                                    0.524365953




     Class D
     -------
     Class D principal balance                                     3,064,629.40
     Initial Class D principal balance                             5,476,530.00

     Note factor                                                    0.559593283

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Pool Data

     3/25/99

ADCB as of the last day of the Collection Period                                                         110,560,677.08



Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                        37,813.48
Number of Defaulted Contracts as of the last day of the Collection Period                                             1
Defaulted Contracts as a percentage of ADCB (annualized)                                                           0.41%

DCB of Adjusted Contracts as of the last day of the Collection Period                                              0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                              0

DCB of Prepaid Contracts as of the last day of the Collection Period                                          25,730.47
Number of Prepaid Contracts as of the last day of the Collection Period                                               4

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                 0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                 0

DCB of Warranty Contracts as of the last day of the Collection Period                                              0.00
Number of Warranty Contracts as of the last day of the Collection Period                                              0

DCB of repurchased Contracts as of the last day of the Collection Period                                           0.00
Number of repurchased Contracts as of the Collection Period                                                           0

DCB of Additional Contracts as of the last day of the Collection Period                                            0.00
Number of Additional Contracts as of the Collection Period                                                            0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period              48,807.54

Delinquencies                                                          Dollars                          Percent
                                                                       -------                          -------
     Current                                                        105,488,004.98                         95.14%
     31-60 days past due                                              4,614,936.80                          4.16%
     61-90 days past due                                                509,438.02                          0.46%
     Over 90 days past due                                              262,117.44                          0.24%
                                                                        ----------                          -----
     Total                                                          110,874,497.24                        100.00%

     31+days past due                                                 5,386,492.26                          4.86%


  (i)   DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                    2,616,618.14
  (ii)  Cumulative Recoveries realized on Defaulted Contracts                                       1,470,179.13
        Cumulative net losses to date  ((i) - (ii))                                                 1,146,439.01

        --------------------------------------------------------------------------------
                                     Static Information
        Initial ADCB                                                         273,826,503
        Discount Rate                                                             6.9239%
        Class A-1 Initial Principal Amount                                    62,980,096
        Class A-1 Interest Rate                                                   5.7325%
        Class A-2 Initial Principal Amount                                   191,678,552
        Class A-2 Interest Rate                                                   6.3900%
        Class B Initial Principal Amount                                       8,214,795
        Class B Interest Rate                                                     6.5000%
        Class C Initial Principal Amount                                       5,476,530
        Class C Interest Rate                                                     6.6800%
        Class D Initial Principal Amount                                       5,476,530
        Class D Interest Rate                                                     7.6300%
        Reserve Fund Initial Deposit                                           2,738,265
        Class A-1 Maturity Date                                                 09/25/98
        Classes A-2, B, C, & D Maturity Date                                    05/25/05
        Closing Date                                                            09/04/97
        --------------------------------------------------------------------------------